(g)(1)(i)

December 5, 2016

Mary Jean Milner

Managing Director

The Bank of New York Mellon

101 Barclay Street, 8th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Cash Reserve Agreement, dated March 31, 2003, the Custody & Fund Accounting Fee Schedule for Voya family of funds and the Global Securities Fee Schedule for Voya family of funds, each effective January 1, 2008, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011 (collectively, the “Agreements”), we hereby notify you of the addition of Voya Global Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility Fund, each a newly established series of Voya Mutual Funds, and Voya SMID Cap Growth Fund and Voya U.S. High Dividend Low Volatility Fund, each a newly established series of Voya Equity Trust, (collectively, the “Funds”), effective on December 5, 2016, to be included on the Amended Exhibit A to the Agreements. This Amended Exhibit A supersedes the previous Amended Exhibit A dated April 18, 2016.

The Amended Exhibit A has also been updated: 1) to reflect the recent name changes for Voya Global Value Advantage Fund to Voya Global Equity Fund, Voya Global Value Advantage Portfolio to Voya Global Equity Portfolio, Voya In-Retirement Fund to Voya Target In-Retirement Fund, Voya Liquid Assets Portfolio to Voya Government Liquid Assets Portfolio, Voya Mid Cap Value Advantage Fund to Voya Mid Cap Research Enhanced Index Fund, Voya Money Market Fund to Voya Government Money Market Fund, and Voya Money Market Portfolio to Voya Government Money Market Portfolio; and 2) to reflect the removal of VY® Fidelity® VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio, and VY® Fidelity® VIP Mid Cap Portfolio, because these series recently merged away.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGEMENT voyainvestments.com

December 5, 2016

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President
Voya Equity Trust
Voya Government Money Market Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Mary Jean Milner
Name:	Mary Jean Milner
Title:	Managing Director	, Duly Authorized

INVESTMENT MANAGEMENT voyainvestments.com

AMENDED EXHIBIT A

Fund	Effective Date

Voya Asia Pacific High Dividend Equity Income Fund	March 27, 2007

Voya Balanced Portfolio, Inc.
Voya Balanced Portfolio	July 7, 2003

Voya Corporate Leaders Trust Fund
Voya Corporate Leaders® Trust Fund – Series B	May 17, 2004

Voya Emerging Markets High Dividend Equity Fund	April 26, 2011

Voya Equity Trust
Voya Large-Cap Growth Fund	June 9, 2003
Voya Large Cap Value Fund	December 4, 2007
Voya MidCap Opportunities Fund	June 9, 2003
Voya Multi-Manager Mid Cap Value Fund	September 30, 2011
Voya Real Estate Fund	June 9, 2003
Voya SmallCap Opportunities Fund	June 9, 2003
Voya SMID Cap Growth Fund	December 5, 2016
Voya U.S. High Dividend Low Volatility Fund	December 5, 2016

Voya Funds Trust
Voya GNMA Income Fund	April 7, 2003
Voya High Yield Bond Fund	April 7, 2003
Voya Intermediate Bond Fund	April 7, 2003
Voya Short Term Bond Fund	December 17, 2012
Voya Strategic Income Opportunities Fund	October 15, 2012

Voya Global Advantage and Premium Opportunity Fund	October 27, 2005

Voya Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

Voya Government Money Market Portfolio
Voya Government Money Market Portfolio	July 7, 2003

Voya Infrastructure, Industrials and Materials Fund	January 26, 2010

Voya Intermediate Bond Portfolio	July 7, 2003

Voya International High Dividend Equity Income Fund	August 28, 2007

Voya Investors Trust
VY® BlackRock Inflation Protected Bond Portfolio	April 30, 2007
VY® Clarion Global Real Estate Portfolio	January 3, 2006
VY® Clarion Real Estate Portfolio	January 3, 2006
VY® FMR® Diversified Mid Cap Portfolio	January 6, 2003
VY® Franklin Income Portfolio	April 28, 2006
Voya Global Perspectives® Portfolio	May 1, 2013

Fund	Effective Date

Voya Government Liquid Assets Portfolio	January 6, 2003
Voya High Yield Portfolio	November 5, 2003
VY® Invesco Growth and Income Portfolio	January 13, 2003
VY® JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
VY® JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
Voya Large Cap Growth Portfolio	May 3, 2004
Voya Large Cap Value Portfolio	May 11, 2007
Voya Limited Maturity Bond Portfolio	January 6, 2003
VY® Morgan Stanley Global Franchise Portfolio	January 13, 2003
Voya Multi-Manager Large Cap Core Portfolio	April 29, 2005
Voya Retirement Conservative Portfolio	August 12, 2009
Voya Retirement Growth Portfolio	August 12, 2009
Voya Retirement Moderate Growth Portfolio	August 12, 2009
Voya Retirement Moderate Portfolio	August 12, 2009
VY® T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
VY® T. Rowe Price Equity Income Portfolio	January 13, 2003
VY® T. Rowe Price International Stock Portfolio	April 29, 2005
VY® Templeton Global Growth Portfolio	January 13, 2003
Voya U.S. Stock Index Portfolio	November 5, 2003

Voya Mutual Funds
Voya Diversified Emerging Markets Debt Fund	October 15, 2012
Voya Diversified International Fund	December 7, 2005
Voya Global Bond Fund	June 19, 2006
Voya Global Corporate Leaders® 100 Fund	December 5, 2016
Voya Global Equity Dividend Fund	September 2, 2003
Voya Global Equity Fund	November 3, 2003
Voya Global High Dividend Low Volatility Fund	December 5, 2016
Voya Global Perspectives® Fund	March 28, 2013
Voya Global Real Estate Fund	November 3, 2003
Voya International Core Fund	February 1, 2011
Voya International Real Estate Fund	February 28, 2006
Voya Multi-Manager Emerging Markets Equity Fund	September 30, 2011
Voya Multi-Manager International Equity Fund	December 15, 2010
Voya Multi-Manager International Small Cap Fund	November 3, 2003
Voya Russia Fund	November 3, 2003

Voya Natural Resources Equity Income Fund	October 24, 2006

Voya Partners, Inc.
VY® American Century Small-Mid Cap Value Portfolio	January 10, 2005
VY® Baron Growth Portfolio	January 10, 2005
VY® Columbia Contrarian Core Portfolio	January 10, 2005
VY® Columbia Small Cap Value II Portfolio	April 28, 2006
Voya Global Bond Portfolio	January 10, 2005
Voya Index Solution 2020 Portfolio	September 28, 2011
Voya Index Solution 2025 Portfolio	March 7, 2008
Voya Index Solution 2030 Portfolio	September 28, 2011

Fund	Effective Date

Voya Index Solution 2035 Portfolio	March 7, 2008
Voya Index Solution 2040 Portfolio	September 28, 2011
Voya Index Solution 2045 Portfolio	March 7, 2008
Voya Index Solution 2050 Portfolio	September 28, 2011
Voya Index Solution 2055 Portfolio	December 4, 2009
Voya Index Solution 2060 Portfolio	February 9, 2015
Voya Index Solution Income Portfolio	March 7, 2008
VY® Invesco Comstock Portfolio	January 10, 2005
VY® Invesco Equity and Income Portfolio	January 10, 2005
VY® JPMorgan Mid Cap Value Portfolio	January 10, 2005
VY® Oppenheimer Global Portfolio	January 10, 2005
VY® Pioneer High Yield Portfolio	December 7, 2005
Voya Solution 2020 Portfolio	September 28, 2011
Voya Solution 2025 Portfolio	April 29, 2005
Voya Solution 2030 Portfolio	September 28, 2011
Voya Solution 2035 Portfolio	April 29, 2005
Voya Solution 2040 Portfolio	September 28, 2011
Voya Solution 2045 Portfolio	April 29, 2005
Voya Solution 2050 Portfolio	September 28, 2011
Voya Solution 2055 Portfolio	December 4, 2009
Voya Solution 2060 Portfolio	February 9, 2015
Voya Solution Aggressive Portfolio	May 1, 2013
Voya Solution Balanced Portfolio	June 29, 2007
Voya Solution Conservative Portfolio	April 30, 2010
Voya Solution Income Portfolio	April 29, 2005
Voya Solution Moderately Aggressive Portfolio	April 30, 2010
Voya Solution Moderately Conservative Portfolio	June 29, 2007
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
VY® T. Rowe Price Growth Equity Portfolio	January 10, 2005
VY® Templeton Foreign Equity Portfolio	November 30, 2005

Voya Separate Portfolios Trust
Voya Emerging Markets Corporate Debt Fund	July 20, 2012
Voya Emerging Markets Hard Currency Debt Fund	July 20, 2012
Voya Emerging Markets Local Currency Debt Fund	July 20, 2012
Voya Investment Grade Credit Fund	May 16, 2007
Voya Securitized Credit Fund	August 6, 2014
Voya Target In-Retirement Fund	December 19, 2012
Voya Target Retirement 2020 Fund	December 19, 2012
Voya Target Retirement 2025 Fund	December 19, 2012
Voya Target Retirement 2030 Fund	December 19, 2012
Voya Target Retirement 2035 Fund	December 19, 2012
Voya Target Retirement 2040 Fund	December 19, 2012
Voya Target Retirement 2045 Fund	December 19, 2012
Voya Target Retirement 2050 Fund	December 19, 2012
Voya Target Retirement 2055 Fund	December 19, 2012
Voya Target Retirement 2060 Fund	October 15, 2015

Fund	Effective Date

Voya Series Fund, Inc.
Voya Capital Allocation Fund	June 2, 2003
Voya Corporate Leaders® 100 Fund	June 11, 2008
Voya Global Target Payment Fund	March 5, 2008
Voya Government Money Market Fund	June 2, 2003
Voya Mid Cap Research Enhanced Index Fund	June 9, 2003
Voya Small Company Fund	June 9, 2003

Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Portfolio	July 7, 2003
Voya Strategic Allocation Growth Portfolio	July 7, 2003
Voya Strategic Allocation Moderate Portfolio	July 7, 2003

Voya Variable Funds
Voya Growth and Income Portfolio	July 7, 2003

Voya Variable Insurance Trust
VY® Goldman Sachs Bond Portfolio	February 9, 2015

Voya Variable Portfolios, Inc.
Voya Australia Index Portfolio	February 28, 2011
Voya Emerging Markets Index Portfolio	November 30, 2011
Voya Euro STOXX 50® Index Portfolio	August 3, 2009
Voya FTSE 100 Index® Portfolio	August 3, 2009
Voya Global Equity Portfolio	January 16, 2008
Voya Hang Seng Index Portfolio	May 1, 2009
Voya Index Plus LargeCap Portfolio	July 7, 2003
Voya Index Plus MidCap Portfolio	July 7, 2003
Voya Index Plus SmallCap Portfolio	July 7, 2003
Voya International Index Portfolio	March 4, 2008
Voya Japan TOPIX Index® Portfolio	August 3, 2009
Voya Russell™ Large Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Large Cap Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Value Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Index Portfolio	March 4, 2008
Voya Russell™ Small Cap Index Portfolio	March 4, 2008
Voya Small Company Portfolio	July 7, 2003
Voya U.S. Bond Index Portfolio	March 4, 2008

Voya Variable Products Trust
Voya MidCap Opportunities Portfolio	October 6, 2003
Voya SmallCap Opportunities Portfolio	October 6, 2003